Our job is to be the best

     This presentation contains “forward-looking statements” within the meaning of the federal securities laws. These statements reflect management’s current views with respect to future events and are subject to risk and uncertainties. We note that a variety of factors and uncertainties could cause our actual results to differ significantly from the results discussed in the forward-looking statements. Factors and uncertainties that might cause such differences include, but are not limited to: general economic, market, or business conditions; the opportunities (or lack thereof) that may be presented to us and that we may pursue; fluctuations in costs and expenses including the costs of raw materials, purchased energy, and freight; changes in interest rates; demand for new housing; accuracy of accounting assumptions related to impaired assets, pension and postretirement costs, and contingency reserves; competitive actions by other companies; changes in laws or regulations; our ability to execute certain strategic and business improvement initiatives;
and other factors, many of which are beyond our control. Except as required by law, we expressly disclaim any obligation to publicly revise any forward-looking statements contained in this presentation to reflect the occurrence of events after the date of this presentation.

     This presentation includes non-GAAP financial measures.  The required reconciliations to GAAP financial measures are included on our website, www.templeinland.com.

Second Quarter 2008 Consolidated Results

Net income (loss) per share

Special items

Net income (loss) per share excluding
      special items

Q2 2008 Overview

Temple-Inland improved earnings vs. Q1 2008

Corrugated Packaging results impacted by cost push

Building Products return to profitability

Focus on lowering cost

$   (0.05)

$    0.18

$    0.07

       0.07

      (0.44)

       0.00

$   (0.12)

$    0.62

$    0.07

   Q1
    2008

    Q2
    2007

    Q2
    2008

Corrugated Packaging Segment

($ in Millions)

     $    55

$   78

$   52

Segment operating income

    721

   701

   746

Costs and expenses

$  776

$ 779

$ 798

Revenues

Q1

2008

Q2

2007

Q2

2008

Unprecedented Cost Push

Virgin Fiber             OCC                      Energy             Chemicals           Freight

Q2 2008 vs. Q2 2007                  Q2 2008 vs. Q1 2008

$42 million higher in Q2 2008 vs. Q2 2007

$17 million higher in Q2 2008 vs. Q1 2008

$9

$5

$6

$15

$7

$7

$1

$2

$6

$1

0

2

4

6

8

10

12

14

16

Mills – Purchased Energy Mix

2003

2008

Fuel Oil – 4%

Electricity – 8%

Coal – 15%

Natural Gas – 19%

TDF/Pet Coke – 2%

Bark – 52%

Fuel Oil – 6%

Electricity – 7%

Coal – 19%

Natural Gas – 27%

Bark – 41%

Sequential Change in Average Box Prices (per ton)
$33
$2
$(6)
$(6)
$(8)

Temple-Inland

Corrugated Packaging Segment

TIN Average Box Price *

   *  Average box price realization includes the

      impact of mix of business

2008

2007

Q2                Q3                Q4                Q1                Q2

40

35

30

25

20

15

10

5

0

-5

-10

Year Over Year % Change in Volume– Avg. Week

Temple-Inland

Corrugated Packaging Segment

Temple-Inland                        Industry

Box Shipments

Source: Fibre Box Association

Quarterly

       Q2                         Q3                         Q4                       Q1                       Q2

2008

2007

3%

2%

1%

3%

(2)%

(4)%

(2)%

(2)%

(4)%

(1)%

Corrugated Packaging Segment

3rd Quarter 2008 Outlook

Box price realization

Box plant transformation

Input cost inflation

Lower seasonal volume

Building Products Segment

($ in Millions)

     $   (21)

$   11

$     1

Segment operating income (loss)

    189

   213

   192

Costs and expenses

$  168

$ 224

$ 193

Revenues

Q1

2008

Q2

2007

Q2

2008

Sequential Change in Average Price (mbf)

Lumber Volume (mbf)
230
220
210
200
190
180
222
215
198
200
204

Temple-Inland

Lumber

Building Products Segment

Price

2008

2007

              Q2               Q3             Q4                Q1              Q2

$50

$40

$30

$20

$10

$0

$(10)

$(20)

$(30)

$(40)

$11

$1

$46

$(29)

$(7)

2008

2007

   Q2          Q3          Q4         Q1        Q2

Volume

Sequential Change in Average Price (mmsf)

Gypsum Volume (mmsf)
430
410
390
370
350
330
310
290
270
250
414
368
311
280
278

Temple-Inland

Gypsum

Volume

Building Products Segment

2008

2007

              Q2               Q3             Q4                Q1              Q2

Price

2008

2007

              Q2               Q3             Q4                Q1              Q2

$30

$20

$10

$0

$(10)

$(20)

$(30)

$(6)

$(21)

$(14)

$2

$(23)

Sequential Change in Average Price (mmsf)

Particleboard Volume (mmsf)
150
140
130
120
110
100
90
80
134
119
110
120
135

Temple-Inland

Price

Particleboard

Volume

Building Products Segment

2008

2007

              Q2               Q3             Q4                Q1              Q2

2008

2007

Q2        Q3           Q4       Q1       Q2

$15

$10

$5

$0

$(5)

$(10)

$(15)

$0

$8

$(4)

$(12)

$9

Building Products Segment

3rd Quarter 2008 Outlook

Match production to demand

Focus on cost

Price increase on gypsum

Premier Boxboard Limited

Acquired remaining 50% interest in PBL

Mill

Well-invested, low-cost mill

50% lightweight gypsum facing paper, 50% containerboard

Long-term energy agreement

Good location

Attractive valuation

Synergies

Consistent with key objectives

Financial Highlights

Additional financial information included in earnings release

Balance sheet

Cash flow

General and administrative expenses YTD down 19% vs. year ago

Net debt up $9MM from 1Q-end

Unused borrowing capacity $836MM 2Q-end (not limited)

Cash provided by operations (excluding working capital) $57MM in
2Q and $76MM YTD

PBL

Our job is to be the best